Exhibit 99.1

Protolabs Reports Financial Results for the Second Quarter of 2024
Total Revenue of $126 Million
GAAP Earnings Per Share of $0.18, Non-GAAP Earnings Per Share of $0.38
MINNEAPOLIS – August 2, 2024 – Proto Labs, Inc. ("Protolabs" or the "Company") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the second quarter ended June 30, 2024.
Second Quarter 2024 Financial Highlights:
•Revenue was $125.6 million, a 2.8% increase compared to the second quarter of 2023.
•Revenue generated from Protolabs Network was $24.7 million, a 22.0% increase compared to the second quarter of 2023.
•Net income was $4.5 million, or $0.18 per diluted share, compared to net loss of $0.4 million, or $0.01 per diluted share, in the second quarter of 2023.
•Non-GAAP net income was $9.5 million, or $0.38 per diluted share, compared to $8.7 million, or $0.33 per diluted share, in the second quarter of 2023. See “Non-GAAP Financial Measures” below.
•EBITDA was $15.2 million, or 12.1% of revenue. See “Non-GAAP Financial Measures” below.
•Adjusted EBITDA was $19.3 million, or 15.4% of revenue, compared to $19.2 million, or 15.7% of revenue, in the second quarter of 2023. See “Non-GAAP Financial Measures” below.

"We executed well through the first half of 2024 despite operating in a challenging macroeconomic environment,” said Rob Bodor, President and Chief Executive Officer. "We continue to make progress on driving customer adoption of our combined offer fulfilled through both Factory and Network, while also increasing our revenue per customer. We have aligned our organization to support our initiatives, accelerate our next phase of growth, and improve our efficiency."

Dan Schumacher, Chief Financial Officer, commented, "Our results were driven by strong performance in our Network business and gross margin improvement across both Factory and Network. We remain committed to returning capital to shareholders as we repurchased $10.9 million of common stock in the quarter."

Additional Second Quarter 2024 Highlights:
•Customer contact information
◦Protolabs served 22,456 customer contacts during the quarter.
◦Revenue per customer contact increased 7.0% year-over-year to $5,595.
•Gross margin was 45.0% of revenue, compared to 43.4% of revenue in the second quarter of 2023.
•Non-GAAP gross margin was 45.7% of revenue, compared to 44.1% of revenue in the second quarter of 2023. See "Non-GAAP Financial Measures" below.
•Cash flow from operations was $14.4 million in the second quarter of 2024.
•Cash and investments balance was $112.9 million as of June 30, 2024.

Third Quarter 2024 Outlook

For the third quarter of 2024, the Company expects to generate revenue between $117 million and $125 million.

The Company expects third quarter 2024 diluted net income per share between $0.10 and $0.18, and non-GAAP diluted net income per share between $0.29 and $0.37. See "Non-GAAP Financial Measures" below.

Non-GAAP Financial Measures
The Company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics, when viewed in conjunction with the comparable GAAP metrics, are useful in evaluating the underlying business trends and ongoing operating performance of the Company.
The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency and costs related to the Japan closure activities (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency and costs related to the Japan closure activities (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense and costs related to the closure of Japan (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to the closure of Japan (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP gross margin, non-GAAP operating margin, non-GAAP revenue growth by region and by service, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the Company’s business. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.
Conference Call
The Company has scheduled a conference call to discuss its second quarter 2024 financial results and third quarter 2024 outlook today, August 2, 2024 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/b94yu8yp/. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.
About Protolabs
Protolabs is the fastest and most comprehensive digital manufacturing service in the world. Our digital factories produce low-volume parts in days while Protolabs Network unlocks advanced capabilities and volume pricing through its highly vetted manufacturing partners. The result? One manufacturing source—from prototyping to production—for product developers, engineers, and supply chain teams across the globe. See what's next at protolabs.com.
Forward-Looking Statements
Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.
Source: Proto Labs, Inc.
Investor Relations Contacts:
Protolabs
Ryan Johnsrud, 612-225-4873
Manager – Investor Relations and FP&A
ryan.johnsrud@protolabs.com

Gateway Group, Inc.
949-574-3860
PRLB@gateway-grp.com
Media Contact:
Protolabs
Brent Renneke, 763-479-7704
Marketing Communications Manager
brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	June 30, 2024	December 31, 2023
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$96,149	$83,790
Short-term marketable securities	16,792	19,013
Accounts receivable, net	70,891	72,848
Inventory	12,357	13,657
Income taxes receivable	1,400	2,228
Prepaid expenses and other current assets	10,034	9,124
Total current assets	207,623	200,660

Property and equipment, net	243,710	253,655
Goodwill	273,991	273,991
Other intangible assets, net	23,427	25,584
Long-term marketable securities	—	8,019
Operating lease assets	3,790	4,628
Finance lease assets	826	960
Other long-term assets	4,839	4,856
Total assets	$758,206	$772,353

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$15,910	$15,636
Accrued compensation	15,544	15,292
Accrued liabilities and other	17,656	16,872
Current operating lease liabilities	1,534	1,585
Current finance lease liabilities	302	296
Total current liabilities	50,946	49,681

Long-term operating lease liabilities	2,203	3,008
Long-term finance lease liabilities	443	595
Long-term deferred tax liabilities	14,588	18,742
Other long-term liabilities	4,790	5,032

Shareholders' equity	685,236	695,295
Total liabilities and shareholders' equity	$758,206	$772,353

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue
Injection Molding	$49,080	$48,819	$101,743	$100,767
CNC Machining	51,239	48,297	101,171	96,401
3D Printing	21,281	21,005	42,863	42,330
Sheet Metal	3,922	3,939	7,475	8,187
Other Revenue	109	205	269	439
Total Revenue	125,631	122,265	253,521	248,124

Cost of revenue	69,085	69,142	139,508	141,225
Gross profit	56,546	53,123	114,013	106,899

Operating expenses
Marketing and sales	23,291	21,730	46,451	44,181
Research and development	10,661	9,865	21,828	20,542
General and administrative	16,595	15,822	32,908	32,655
Closure of Japan business	—	98	—	164
Total operating expenses	50,547	47,515	101,187	97,542
Income from operations	5,999	5,608	12,826	9,357
Other income (loss), net	1,361	(3,368)	2,260	(2,078)
Income before income taxes	7,360	2,240	15,086	7,279
Provision for income taxes	2,820	2,623	5,278	5,003
Net income (loss)	$4,540	$(383)	$9,808	$2,276

Net income (loss) per share:
Basic	$0.18	$(0.01)	$0.39	$0.09
Diluted	$0.18	$(0.01)	$0.38	$0.09

Shares used to compute net income (loss) per share:
Basic	25,313,036	26,210,478	25,473,937	26,414,467
Diluted	25,372,972	26,210,478	25,573,344	26,445,427

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2024	2023
Operating activities
Net income	$9,808	$2,276
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,075	18,883
Stock-based compensation expense	8,520	7,370
Deferred taxes	(4,144)	(5,605)
Interest on finance lease obligations	18	568
Loss on foreign currency translation	—	3,906
Gain on disposal of property and equipment	(20)	(428)
Other	64	215
Changes in operating assets and liabilities	3,460	4,682
Net cash provided by operating activities	35,781	31,867

Investing activities
Purchases of property, equipment and other capital assets	(6,784)	(6,829)
Proceeds from sales of property, equipment and other capital assets	30	623
Proceeds from call redemptions and maturities of marketable securities	10,419	14,020
Net cash provided by investing activities	3,665	7,814

Financing activities
Proceeds from exercises of stock options	2,094	1,986
Purchases of shares withheld for tax obligations	(1,920)	(1,425)
Repurchases of common stock	(26,940)	(30,064)
Principal repayments of finance lease obligations	(146)	(163)
Net cash used in financing activities	(26,912)	(29,666)
Effect of exchange rate changes on cash and cash equivalents	(175)	(80)
Net increase in cash and cash equivalents	12,359	9,935
Cash and cash equivalents, beginning of period	83,790	56,558
Cash and cash equivalents, end of period	$96,149	$66,493

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income (Loss) per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to Japan closure activities
GAAP net income (loss)	$4,540	$(383)	$9,808	$2,276
Add back:
Stock-based compensation expense	4,244	3,675	8,520	7,370
Amortization expense	921	1,484	1,908	3,010
Unrealized (gain) loss on foreign currency	(88)	187	149	115
Costs related to Japan closure activities	—	4,004	—	4,070
Total adjustments [1]	5,077	9,350	10,577	14,565
Income tax benefits on adjustments [2]	(85)	(296)	(439)	(298)
Non-GAAP net income	$9,532	$8,671	$19,946	$16,543

Non-GAAP net income per share:
Basic	$0.38	$0.33	$0.78	$0.63
Diluted	$0.38	$0.33	$0.78	$0.63

Shares used to compute non-GAAP net income per share:
Basic	25,313,036	26,210,478	25,473,937	26,414,467
Diluted	25,372,972	26,224,562	25,573,344	26,445,427

1Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to Japan closure activities were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Cost of revenue	$810	$803	$1,611	$1,611

Marketing and sales	819	855	1,652	1,547
Research and development	667	641	1,359	1,212
General and administrative	2,869	2,861	5,806	6,010
Closure of Japan business	—	98	—	164
Total operating expenses	4,355	4,455	8,817	8,933

Other income (loss), net	(88)	4,092	149	4,021
Total adjustments	$5,077	$9,350	$10,577	$14,565

2For the three and six months ended June 30, 2024 and 2023, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$125,631	$122,265	$253,521	$248,124
Gross profit	56,546	53,123	114,013	106,899
GAAP gross margin	45.0%	43.4%	45.0%	43.1%
Add back:
Stock-based compensation expense	468	461	927	927
Amortization expense	342	342	684	684
Total adjustments	810	803	1,611	1,611
Non-GAAP gross profit	$57,356	$53,926	$115,624	$108,510
Non-GAAP gross margin	45.7%	44.1%	45.6%	43.7%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$125,631	$122,265	$253,521	$248,124
Income from operations	5,999	5,608	12,826	9,357
GAAP operating margin	4.8%	4.6%	5.1%	3.8%
Add back:
Stock-based compensation expense	4,244	3,675	8,520	7,370
Amortization expense	921	1,484	1,908	3,010
Costs related to Japan closure activities	—	98	—	164
Total adjustments	5,165	5,257	10,428	10,544
Non-GAAP income from operations	$11,164	$10,865	$23,254	$19,901
Non-GAAP operating margin	8.9%	8.9%	9.2%	8.0%

Proto Labs, Inc.
Reconciliation of GAAP Net Income (Loss) to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$125,631	$122,265	$253,521	$248,124
GAAP net income (loss)	4,540	(383)	9,808	2,276
GAAP net income (loss) margin	3.6%	(0.3%)	3.9%	0.9%
Add back:
Amortization expense	$921	$1,484	$1,908	$3,010
Depreciation expense	8,051	8,011	16,167	15,873
Interest income, net	(1,149)	(372)	(2,261)	(722)
Provision for income taxes	2,820	2,623	5,278	5,003
EBITDA	15,183	11,363	30,900	25,440
EBITDA Margin	12.1%	9.3%	12.2%	10.3%
Add back:
Stock-based compensation expense	4,244	3,675	8,520	7,370
Unrealized (gain) loss on foreign currency	(88)	187	149	115
Costs related to Japan closure activities	—	4,004	—	4,070
Total adjustments	4,156	7,866	8,669	11,555
Adjusted EBITDA	$19,339	$19,229	$39,569	$36,995
Adjusted EBITDA Margin	15.4%	15.7%	15.6%	14.9%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$98,541	$—	$98,541	$96,321	2.3%	2.3%
Europe	27,090	24	27,114	25,944	4.4%	4.5%
Total revenue	$125,631	$24	$125,655	$122,265	2.8%	2.8%

	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency1	Non-GAAP	GAAP
Revenues
United States	$200,022	$—	$200,022	$194,067	3.1%	3.1%
Europe	53,499	(883)	52,616	54,057	(1.0%)	(2.7%)
Total revenue	$253,521	$(883)	$252,638	$248,124	2.2%	1.8%

1Revenue for the three and six months ended June 30, 2024 has been recalculated using 2023 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2023 to GAAP revenue for the three and six months ended June 30, 2024.
3This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2023 to non-GAAP revenue for the three and six months ended June 30, 2024 (as recalculated using the foreign currency exchange rates in effect during the three and six months ended June 30, 2023) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Service Line
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$49,080	$(60)	$49,020	$48,819	0.5%	0.4%
CNC Machining	51,239	90	51,329	48,297	6.1	6.3
3D Printing	21,281	(20)	21,261	21,005	1.3	1.2
Sheet Metal	3,922	17	3,939	3,939	(0.4)	—
Other Revenue	109	(3)	106	205	(46.8)	(48.3)
Total Revenue	$125,631	$24	$125,655	$122,265	2.8%	2.8%

	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$101,743	$(468)	$101,275	$100,767	1.0%	0.5%
CNC Machining	101,171	(218)	100,953	96,401	4.9	4.7
3D Printing	42,863	(207)	42,656	42,330	1.3	0.8
Sheet Metal	7,475	13	7,488	8,187	(8.7)	(8.5)
Other Revenue	269	(3)	266	439	(38.7)	(39.4)
Total Revenue	$253,521	$(883)	$252,638	$248,124	2.2%	1.8%

1Revenue for the three and six months ended June 30, 2024 has been recalculated using 2023 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2023 to GAAP revenue for the three and six months ended June 30, 2024.
3This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2023 to non-GAAP revenue for the three and six months ended June 30, 2024 (as recalculated using the foreign currency exchange rates in effect during the three and six months ended June 30, 2023) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Customer Contact Information
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Customer contacts	22,456	23,377	34,338	35,743
Revenue per customer contact	$5,595	$5,230	$7,383	$6,942

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Guidance
(In thousands, except per share and per share amounts)
(Unaudited)

	Q3 2024 Outlook
	Low	High
GAAP diluted net income per share	$0.10	$0.18
Add back:
Stock-based compensation expense	0.16	0.16
Amortization expense	0.03	0.03
Unrealized (gain) loss on foreign currency	0.00	0.00
Total adjustments	0.19	0.19
Non-GAAP diluted net income per share	$0.29	$0.37